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                                                                    EXHIBIT 23.2


                               CONSENT OF COUNSEL

     Dunn Swan & Cunningham, A Professional Corporation, hereby consents to the use of its name under the heading "Legal Matters" in the Prospectuses constituting part of this Amendment No. 1 to the Registration Statement on Form SB-2.


                                       DUNN SWAN & CUNNINGHAM
                                       A Professional Corporation

Oklahoma City, Oklahoma
October 16, 1997